FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                     Date of Report: February 3, 1998
                    (Date of earliest event reported)



                           LANXIDE CORPORATION
          (Exact name of registrant as specified in its charter)


             DELAWARE                  0-16293              51-0270253
  (State or other jurisdiction     (Commission File       (IRS Employer
       of incorporation)               Number)          Identification No.)


                            1300 MARROWS ROAD
                              P.O. BOX 6077
                       NEWARK, DELAWARE 19714-6077
                              (302) 456-6200
       (Address including zip code, and telephone number including area code of registrant's principal executive offices)




Item 5.  Other Events.

Termination of Employees

            On February 3, 1998, Lanxide Corporation, a Delaware corporation ("Lanxide"), terminated all of its employees, as well as those of three of its subsidiaries located at Lanxide's Newark, Delaware offices, as a result of its inability to secure adequate funding to continue its operations.

Assignment of Option; Transfer of Subsidiaries

            As previously disclosed, in February, 1993, E. I. du Pont de Nemours and Company ("DuPont") entered into an agreement with PNC Bank, Delaware (f.k.a., Bank of Delaware) (the "Bank"), pursuant to which DuPont agreed to guaranty Lanxide's obligations to the Bank under a Revolving Credit and Term Note, dated February 24, 1993, in the original principal amount of $5,970,000 (as amended, the "Note"). In consideration for DuPont's guaranty, Lanxide and DuPont entered into a Loan Guarantee Letter Agreement, dated December 15, 1992 (as amended, the "Guarantee Agreement"), pursuant to which Lanxide granted to DuPont, as collateral, an option (the "Option") to acquire all of the outstanding common equity securities of Lanxide Armor Products ("LAP") and Lanxide Electronic Components ("LEC"). DuPont's exercise of the Option would release Lanxide from all obligations and liabilities under the Note. Under the terms of the Guarantee Agreement, the Option would become exercisable by DuPont upon Lanxide's notification to DuPont of Lanxide's inability to meet its obligations under the Note.

            In a letter agreement entered into between Lanxide and DuPont, dated February 6, 1998 (the "Letter Agreement"), Lanxide notified DuPont that Lanxide would not be able to meet its obligations under the Note. In the Letter Agreement, Lanxide consented to DuPont's assignment of its right to exercise the Option to DHB Capital Group, Inc. ("DHB") and DuPont agreed to repay the Bank all amounts owed by Lanxide to the Bank under the Note.

            Concurrent with the assignment of the Option by DuPont to DHB, Lanxide entered into a Transfer Agreement, dated as of February 6, 1998 (the "Transfer Agreement"), by and among Lanxide, DHB, LAP, LEC and Lanxide Technology Company, L.P. ("LTC"), pursuant to which DHB elected to exercise the Option and, accordingly, Lanxide transferred to DHB all of the outstanding common equity securities of LEC and LAP. Pursuant to the Transfer Agreement, DHB has agreed to use its best efforts to cause LEC and LAP to hire, at a minimum, all of the persons employed as of February 2, 1998, by LEC and LAP, respectively. Pursuant to the Transfer Agreement, DHB further agreed to transfer to LTC certain assets of LAP set forth on a schedule attached to the Transfer Agreement (the "Asset Sale") and (i) LTC and LEC have each agreed to amend the License Agreement, dated as of July 25, 1995, between LTC and LEC and (ii) LTC and LAP have each agreed to amend the License Agreement, dated as of March 31, 1987, between LTC and LAP (f.k.a., Lanxide Products Company) to provide for a 2% royalty to LTC of all products containing Lanxide technology that are sold by LEC or LAP for five years and a 1% royalty thereafter.

            Lanxide announced the transactions contemplated by the assignment of the Option by DuPont to DHB, the Letter Agreement and the Transfer Agreement in a press release on February 9, 1998 (the "Press Release"). The foregoing is qualified in its entirety by reference to the full text of the Press Release, the Letter Agreement and the Transfer Agreement, copies of which are attached as Exhibits hereto and incorporated by reference herein.

            Lanxide is considering alternatives to attempt to resolve its financial situation.

Termination of Voting Agreement; Resignation of
Directors and Officers

            As previously disclosed, on Lanxide's Current Report on Form 8-K dated July 3, 1997, Commodore Environmental Services, Inc., a Delaware corporation ("COES"), assumed effective control of Lanxide pursuant to a Voting Agreement, dated July 3, 1997, among Lanxide and certain of its stockholders (the "Voting Agreement") which was executed in connection with certain transactions contemplated by a Securities Purchase Agreement, dated July 3, 1997, between Lanxide and COES (the "Securities Purchase Agreement"). Pursuant to the Voting Agreement, stockholders of Lanxide who owned 664,329 shares of common stock, par value $.01 per share (the "Common Stock"), or 50.1% of the outstanding Common Stock, granted proxies to the members of the Board of Directors of COES (the "Proxyholders") to vote all shares of Common Stock held by each such stockholder until December 31, 1998.

            In accordance with the Securities Purchase Agreement, on July 7, 1997, the Board of Directors of Lanxide increased the number of members on the Lanxide Board of Directors to seven and elected Messrs. Michael Fullwood and William Toller to fill the newly created directorships. In addition, the Board of Directors of Lanxide appointed Mr. Toller to the position of Vice Chairman of Lanxide and Mr. Fullwood to the position of Senior Vice President, Chief Financial and Administrative Officer and General Counsel of Lanxide.

            On February 3, 1998, COES terminated the Voting Agreement in accordance with its terms and Messrs. Fullwood and Toller resigned from their respective positions as directors and officers of Lanxide. Reference is made to the description of the Voting Agreement and the Securities Purchase Agreement, respectively, and copies of such agreements which were filed previously with the Commission as Exhibits to Lanxide's Current Report on Form 8-K dated July 3, 1997.

            On February 6, 1998, Paul E. Hannesson, chairman of the Board of Directors of Lanxide and COES, resigned from his position on the Lanxide Board of Directors.


Item 7.  Financial Statements and Exhibits.

   (a)   Financial statements of business acquired:

         Not applicable.

   (b)   Pro Forma financial information:

         Not applicable.

   (c)   Exhibits:

         10.1 Letter Agreement, dated as of February 6, 1998, by and between, Lanxide Corporation and E. I. du Pont de Nemours and Company.

         10.2 Transfer Agreement, dated as of February 6, 1998, by and among Lanxide Corporation, DHB Capital Group, Inc., Lanxide Armor Products, Inc., Lanxide Electronic Components, Inc. and Lanxide Technology Company, L.P.

         99.1     Press Release issued by Lanxide on February 4, 1998.

         99.2     Press Release issued by Lanxide on February 9, 1998.



                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANXIDE CORPORATION


                                    By /s/ Robert J. Ferris
                                       ------------------------
                                           Robert J. Ferris
                                           Secretary, Treasurer and
                                           Vice President - Administration



Date:  February 10, 1998




                              EXHIBIT INDEX


      10.1 Letter Agreement, dated as of February 6, 1998, by and between, Lanxide Corporation and E. I. du Pont de Nemours and Company.

      10.2 Transfer Agreement, dated as of February 6, 1998, by and among Lanxide Corporation, DHB Capital Group, Inc., Lanxide Armor Products, Inc., Lanxide Electronic Components, Inc. and Lanxide Technology Company, L.P.

      99.1        Press Release issued by Lanxide on February 4, 1998.

      99.2        Press Release issued by Lanxide on February 9, 1998.